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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-63752                 13-3439681
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(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)       Identification Number)

390 Greenwich Street
NEW YORK, NEW YORK                                            10013
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.             Description
-----------                -----------             -----------
1                          5.1, 8.1, 23.1          Opinion and Consent of
                                                   Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2001


                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:  /s/ Susan Mills
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                                            Name:    Susan Mills
                                            Title:   Assistant Vice President

                                                    EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.              Description
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1                 5.1, 8.1, 23.1           Opinion and Consent of Counsel

                                   EXHIBIT 5.1